SANTANDER BANCORP
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
AS OF DECEMBER 31, 2003 AND DECEMBER 31, 2002
(Dollars in thousands, except per share data)

ASSETS

Variance
31-Dec-03	31-Dec-02	12/03-12/02
CASH AND CASH EQUIVALENTS:
Cash and due from banks	$ 99,183	$ 106,224	-6.63%
Interest bearing deposits	15,300	268,620	-94.30%
Federal funds sold and securities purchased under agreements to resell	278,750	263,500	5.79%
Total cash and cash equivalents	393,233	638,344	-38.40%
INTEREST BEARING DEPOSITS	10,000	-	N/A
TRADING SECURITIES	42,547	22,724	87.23%
INVESTMENT SECURITIES AVAILABLE FOR SALE, at fair value	1,664,311	1,271,690	30.87%
INVESTMENT SECURITIES HELD TO MATURITY, at amortized cost	833,127	1,096,358	-24.01%
LOANS HELD FOR SALE, net	297,201	197,613	50.40%
LOANS, net	3,917,566	3,655,270	7.18%
ALLOWANCE FOR LOAN LOSSES	(70,572)	(57,956)	21.77%
BANK PREMISES AND EQUIPMENT, net	61,107	64,339	-5.02%
ACCRUED INTEREST RECEIVABLE	36,398	41,181	-11.61%
GOODWILL	34,791	34,791	0.00%
INTANGIBLE ASSETS	5,970	11,129	-46.36%
OTHER ASSETS	149,047	155,338	-4.05%
$ 7,374,726	$ 7,130,821	3.42%

LIABILITIES AND STOCKHOLDERS' EQUITY
DEPOSITS:
Non-interest bearing	$ 700,413	$ 627,631	11.60%
Interest bearing	3,441,815	3,891,338	-11.55%
Total deposits	4,142,228	4,518,969	-8.34%
FEDERAL FUNDS PURCHASED AND OTHER BORROWINGS	350,000	245,960	42.30%
SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE	1,808,238	1,250,039	44.65%
COMMERCIAL PAPER ISSUED	254,904	39,991	537.40%
TERM NOTES	165,966	307,464	-46.02%
CAPITAL NOTES	15,925	33,925	-53.06%
ACCRUED INTEREST PAYABLE	18,728	25,085	-25.34%
OTHER LIABILITIES	137,107	129,433	5.93%
6,893,096	6,550,866	5.22%

STOCKHOLDERS' EQUITY:
Preferred stock $25 par value; 10,000,000 shares authorized, 2,610,008 outstanding in 2002	-	65,250	-100.00%
Common stock, $2.50 par value; 200,000,000 shares authorized; 46,410,214 shares issued;
42,398,954 and 42,566,454 shares outstanding in December 2003 and 2002, respectively.	116,026	116,026	0.00%
Capital paid in excess of par value	149,742	187,742	-20.24%
Treasury stock at cost, 4,011,260 and 3,843,760 shares in December 2003 and 2002,respectively.	(67,552)	(65,268)	3.50%
Accumulated other comprehensive loss, net of taxes	(18,667)	(12,692)	47.08%
Retained earnings-
Reserve fund	119,432	116,482	2.53%
Undivided profits	182,649	172,415	5.94%
Total stockholders' equity	481,630	579,955	-16.95%
$ 7,374,726	$ 7,130,821	3.42%

SANTANDER BANCORP
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE YEARS AND THE QUARTERS ENDED DECEMBER 31, 2003 AND 2002

(Dollars in thousands, except per share data)

For the years ended	For the quarters ended
December 31,	December 31,	December 31,	December 31,
2003	2002	2003	2002
INTEREST INCOME:
Loans	$ 237,712	$ 289,208	$ 57,560	$ 65,098
Investment securities	85,215	71,745	27,940	16,754
Interest bearing deposits	664	1,351	105	270
Federal funds sold and securities purchased under
agreements to resell	1,990	3,049	535	420
Total interest income	325,581	365,353	86,140	82,542

INTEREST EXPENSE:
Deposits	56,030	84,408	13,107	20,592
Securities sold under agreements to repurchase
and other borrowings	75,896	74,173	18,247	17,476
Subordinated capital notes	425	1,334	30	247
Total interest expense	132,351	159,915	31,384	38,315

Net interest income	193,230	205,438	54,756	44,227

PROVISION FOR LOAN LOSSES	49,745	63,630	15,000	18,130
Net interest income after provision for loan losses	143,485	141,808	39,756	26,097

OTHER INCOME:
Bank service charges, fees and other	38,990	40,372	9,349	9,548
Broker/dealer, asset management and insurance fees	49,526	35,277	12,432	8,871
Gain on sale of securities	10,790	12,236	779	6
Gain on sale of loans	9,829	1,461	2,982	97
Other income	10,805	11,762	2,272	3,014
Total other income	119,940	101,108	27,814	21,536

OTHER OPERATING EXPENSES:
Salaries and employee benefits	89,394	85,216	23,201	19,810
Occupancy costs	13,534	13,360	3,416	3,359
Equipment expenses	11,169	11,780	3,061	2,870
EDP servicing, amortization and technical expenses	36,624	29,139	9,723	8,352
Communication expenses	7,075	6,978	1,849	1,774
Business promotion	6,760	7,028	1,849	1,481
Other taxes	9,811	11,027	2,286	2,483
Other operating expenses	49,898	49,347	12,147	12,776
Total other operating expenses	224,265	213,875	57,532	52,905

Income (loss) before provision (credit) for income tax	39,160	29,041	10,038	(5,272)

PROVISION (CREDIT) FOR INCOME TAX	(285)	3,289	(5,704)	(3,858)

NET INCOME (LOSS)	39,445	25,752	15,742	(1,414)

DIVIDEND TO PREFERRED SHAREHOLDERS*	7,114	4,568	3,752	1,142

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$ 32,331	$ 21,184	$ 11,990	$ (2,556)

EARNINGS (LOSS) PER COMMON SHARE	$ 0.76	$ 0.49	$ 0.28	$ (0.06)

*Including redemption premium

SANTANDER BANCORP

2003	2003	2002
Year to	Fourth	Year to	Fourth
SELECTED RATIOS	Date	Quarter	Date	Quarter

Net interest margin (1)	3.30%	3.47%	3.48%	3.20%
Return on average assets (2)	0.59%	0.87%	0.45%	-0.09%
Return on average common equity (2)	6.08%	8.89%	3.96%	-1.94%
Efficiency Ratio (1,3)	70.10%	66.15%	69.56%	75.87%
Fee income to revenues	26.92%	24.41%	21.68%	20.69%
Capital:
Total capital to risk-adjusted assets	-	10.41%	-	12.83%
Tier I capital to risk-adjusted assets	-	9.16%	-	11.58%
Leverage ratio	-	6.22%	-	8.44%
Non-performing loans to total loans	-	2.33%	-	3.20%
Non-performing loans plus accruing loans
past-due 90 days or more to loans	-	2.39%	-	3.31%
Allowance for loan losses to non-
performing loans	-	71.74%	-	46.95%
Allowance for loans losses to period-
end loans	-	1.67%	-	1.50%

OTHER SELECTED FINANCIAL DATA	12/31/03	12/31/02
(dollars in thousands)
Customer Financial Assets Under Control:
Bank deposits (excluding brokered deposits)	$ 3,774,368	$ 4,210,331
Broker-dealer customer accounts	3,727,384	3,147,977
Mutual fund and assets managed	1,858,965	1,080,336
Trust, institutional and private accounts assets under management	777,454	803,931
Total	$ 10,138,171	$ 9,242,575

(1) On a tax-equivalent basis.
(2) Ratios for the quarters are annualized.
(3) Operating expenses divided by net interest income, on a tax equivalent basis, plus other income, excluding gain on sale of securities.

`	SANTANDER BANCORP

SELECTED CONSOLIDATED FINANCIAL INFORMATION:

(DOLLARS IN THOUSANDS)

QTD	QTD	QTD
Dec. 31,	Dec. 31,	Sept. 30,	4Q03/4Q02	4Q03/3Q03	Years ended Dec. 31,
2003	2002	2003	Variation	Variation	2003	2002	Variation

Interest Income	$ 86,140	$ 82,542	$ 81,662	4.4%	5.5%	$ 325,581	$ 365,353	-10.9%
Tax equivalent adjustment	5,184	3,976	4,440	30.4%	16.8%	17,550	13,174	33.2%
Interest income on a tax equivalent basis	91,324	86,518	86,102	5.6%	6.1%	343,131	378,527	-9.4%
Interest expense	31,384	38,315	32,706	-18.1%	-4.0%	132,351	159,915	-17.2%
Net interest income on a tax equivalent basis	59,940	48,203	53,396	24.3%	12.3%	210,780	218,612	-3.6%
Provision for loan losses	15,000	18,130	8,965	-17.3%	67.3%	49,745	63,630	-21.8%

Net interest income on a tax equivalent basis after provision	44,940	30,073	44,431	49.4%	1.1%	161,035	154,982	3.9%
Other operating income	27,035	21,530	31,488	25.6%	-14.1%	109,150	88,872	22.8%
Gain on sale of securities	779	6	4	12883.3%	19375.0%	10,790	12,236	11.8%
Other operating expenses	57,532	52,905	57,426	8.7%	0.2%	224,265	213,875	4.9%
Income on a tax equivalent basis before income taxes	15,222	(1,296)	18,497	1274.5%	-17.7%	56,710	42,215	34.3%
Provision (credit) for income taxes	(5,704)	(3,858)	2,514	-47.8%	-326.9%	(285)	3,289	-108.7%
Tax equivalent adjustment	5,184	3,976	4,440	30.4%	16.8%	17,550	13,174	33.2%
NET INCOME (LOSS)	$ 15,742	$ (1,414)	$ 11,543	1213.3%	36.4%	$ 39,445	$ 25,752	53.2%

SELECTED RATIOS:

Per share data (1):
Earnings (loss) per common share	$0.28	$ (0.06)	$ 0.25	$ 0.76	$ 0.49
Average common shares
outstanding	42,398,954	42,700,487	42,398,954	42,421,098	43,070,067
Common shares outstanding
at end of period	42,398,954	42,566,454	42,398,954	42,398,954	42,566,454
Cash Dividends per Share:
Preferred Stock*	$ 1.41	$ 0.44	$ 0.44	$ 2.73	$ 1.75
Common Stock	$ 0.11	$ 0.11	$ 0.11	$ 0.44	$ 0.44

(1) Per share data is based on the average number of shares outstanding during the period.
Basic and diluted earnings per share are the same.
After giving retroactive effect to the stock dividend declared on June 17, 2002

*Including redemption premium